Exhibit 99.1a

Execution Version
(transfer to Saxon– Post Reg AB)

OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS OMNIBUS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated as of December 1, 2007 (the “Assignment” or the “Agreement”), and is effective as of January 7, 2008, among Morgan Stanley Mortgage Capital Holdings LLC as successor by merger to Morgan Stanley Mortgage Capital Inc. (“MSMCH” or the “Owner”), Saxon Mortgage Services, Inc., a Texas corporation (“Servicer”), and LaSalle Bank National Association (“LaSalle”), as trustee (in such capacity, the “Trustee”) of each of the Morgan Stanley Mortgage Loan Trusts listed on Schedule 1 hereto (each, a “Trust” and together, the “Trusts”) and acknowledged by Wells Fargo Bank, National Association, as master servicer under each of the Pooling and Servicing Agreement described below (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and Morgan Stanley Capital I Inc. (the “Depositor”).

WHEREAS, on the respective transaction closing dates set forth on Schedule 1 hereto, the Owner sold those certain mortgage loans in each Trust identified on Schedule 2 attached hereto (the “Specified Mortgage Loans”) to the related Trust, each of which was formed pursuant to the related pooling and servicing agreement described on Schedule 1 attached hereto (in each case, the “Pooling and Servicing Agreement”);

WHEREAS, in connection with the sale of the Specified Mortgage Loans to the Trust, the Owner retained the right to service the Specified Mortgage Loans (the “Servicing Rights”);

WHEREAS, pursuant to that certain servicing agreement, dated as of May 20, 2005 (the “Initial GMAC Flow Servicing Agreement”), by and between the Owner and GMAC Mortgage, LLC, as successor in interest to GMAC Mortgage Corporation (collectively, “GMAC”), as amended by the First Amended and Restated Servicing Agreement, dated as of January 1, 2006 (the “Amended Flow Servicing Agreement” and, together with the Initial GMAC Flow Servicing Agreement, the “GMAC Flow Servicing Agreement”) and as further modified by the related Assignment, Assumption and Recognition Agreement identified on Schedule 3 hereto, each dated as of the date of the Pooling and Servicing Agreement, by and among the Owner, GMAC, and the Trustee, and acknowledged by the Master Servicer and Securities Administrator and by the Depositor (each, a “GMAC AAR” and, together with the GMAC Flow Servicing Agreement, for each Trust, the related “GMAC Servicing Agreement”), GMAC agreed to service the Specified Mortgage Loans on behalf of each Trust pursuant to the terms of the related GMAC Servicing Agreement; and

WHEREAS, under Section 9.02 of the GMAC Servicing Agreement, the Owner has exercised its right to terminate GMAC as servicer under each GMAC Servicing Agreement, and has chosen the Servicer to service and the Servicer, subject to the terms hereof and the terms (servicing provisions only) of that certain Servicing Agreement, dated as of July 1, 2007 (the

“Servicing Agreement”), between the Servicer and the Owner, as modified by this Omnibus Assignment, Assumption and Recognition Agreement (the “Omnibus AAR” and, together with the Servicing Agreement, the “Saxon Servicing Agreement”) and Servicer agrees to service the Specified Mortgage Loans in each Trust in accordance with the terms hereof and the provisions of the Saxon Servicing Agreement;

WHEREAS, pursuant to Section 9.01 of the related Pooling and Servicing Agreement, the Owner has obtained written consent from each Rating Agency that the transfer of servicing from GMAC to Servicer will not result in a ratings downgrade on the securities issued by the related transaction identified on Schedule 1 hereto.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.	Acknowledgement of Transfer of Servicing.

The Servicer hereby agrees to assume the servicing of the Specified Mortgage Loans from GMAC and to service them for the benefit of each Trust listed on Schedule 1 hereto in accordance with the provisions of the Saxon Servicing Agreement as modified by the provisions of this Agreement.

In connection with the transfer of the Servicing Rights, the Servicer agrees that, from and after the applicable Servicing Transfer Date as specified on Schedule 1 attached hereto (each, a “Servicing Transfer Date”), each Specified Mortgage Loan will be subject to, and serviced by the Servicer under, the Saxon Servicing Agreement.

The Owner specifically reserves and does not assign to any Trust listed on Schedule 1 hereunder those rights under the GMAC Servicing Agreement that do not relate to the servicing of the Specified Mortgage Loans and any and all right, title and interest in, to and under and any obligations of the Owner with respect to any mortgage loans subject to the Saxon Servicing Agreement which are not the Specified Mortgage Loans.

2.	Recognition by the Servicer and the Master Servicer.

The Servicer hereby acknowledges and agrees that from and after the applicable Servicing Transfer Date, the Trust shall be considered the “Owner” (as such term is defined in the Servicing Agreement), which term shall include, with respect to the servicing of the Specified Mortgage Loans, the Master Servicer acting on each Trust’s behalf) and further agrees that each Trust shall have all the rights and remedies available to the Owner, insofar as they relate to the servicing of the Specified Mortgage Loans in that Trust, under the Saxon Servicing

Agreement.  Neither the Servicer nor the Owner shall amend or agree to amend, modify, waive or otherwise alter any of the terms or provisions of the Saxon Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Specified Mortgage Loans in any Trust or the Servicer’s performance under the Saxon Servicing Agreement with respect to the Specified Mortgage Loans in that Trust without the prior written consent of the Master Servicer.

The preceding notwithstanding, the parties hereto acknowledge that Morgan Stanley Mortgage Capital Holdings LLC remains the owner of the Servicing Rights related to the Specified Mortgage Loans.

For the purposes of this Assignment and the Servicing Agreement, Schedule 2 hereto shall constitute a “Mortgage Loan Schedule” as such term is defined in the Servicing Agreement, and the assignment set forth herein shall constitute a “Reconstitution” (as such term is defined in the Servicing Agreement).

3.	Recognition of Trustee.

The parties confirm that this Assignment includes the rights relating to amendments or waivers under the Servicing Agreement.  Accordingly, the right of MSMCH, as Owner, to consent to any amendment of the Servicing Agreement and its rights concerning waivers as set forth in Section 13.02 of the Servicing Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Servicing Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee on behalf of the Trust as the successor to the Purchaser in its capacity as Owner under the Servicing Agreement.

It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the related Trusts, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the related Pooling and Servicing Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of Trust is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the related Trusts, (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein, (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by any Trust under this Agreement and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the affected Trust.

4.	Representations and Warranties

(a)            The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Servicer or MSMCH other than those contained in the Servicing Agreement or this Assignment.

(b)             Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.

(c)            Each of the Depositor, the Owner and the Servicer represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(d)            The Servicer hereby warrants and represents to, and covenants with, the Owner and the Trustee that each of the representations and warranties set forth in Article X of the Servicing Agreement are true and correct with respect to the Servicer as of the Transfer Date.

(e)            The Servicer hereby agrees that, for so long as any Trust is reporting under the Exchange Act, its obligations under Section 4.04, Section 4.05, Section 14.04 and 14.05 of the Servicing Agreement, as modified by this Assignment, shall survive the termination and removal of the Servicer as servicer of the Specified Mortgage Loans in that Trust and continue to apply for each calendar year during which the Servicer services the Specified Mortgage Loans.

5.               The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans in each Trust pursuant to the related Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Saxon Servicing Agreement with respect to the Specified Mortgage Loans. Such rights will include, without limitation except that they relate solely to the Specified Mortgage Loans in each Trust, the right to terminate the Servicer under the Saxon Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Saxon Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Saxon Servicing Agreement, the right to examine the books and records of the Servicer, indemnification rights, except as otherwise specified herein, and the right to exercise certain rights of consent and approval under the Saxon Servicing Agreement. The Servicer shall make all distributions under the Saxon Servicing Agreement required to be made to each Trust under this Agreement, to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, National Association
ABA Number:  121-000-248
Account Name:  Corporate Trust Clearing
Account number:  3970771416
For further credit to:  [See Schedule 1 hereto]

The Servicer shall deliver all reports required to be delivered under this Agreement to the Master Servicer at the following address:

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: Client Manager, [Insert Series Designation]

6.	Amendments to Servicing Agreement.

(a)            The following definitions in Section 1.01 are inserted or revised as follows with respect to the Specified Mortgage Loans:

a.            “Business Day” Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York, New York or, if other than New York, the city in which the Corporate Trust Office of the Trustee is located, or the States of Maryland, Minnesota or Texas, are authorized or obligated by law or executive order to be closed.
b.            “Determination Date”  the 15th day (or if such day is not a Business Day, the immediately preceding Business Day) of the calendar month in which the related Remittance Date occurs.

c.            “Eligible Account” Any of (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that is a Qualified Depository, the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii)  a trust account or accounts maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to the regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulations Section 9.10(b) which, in either case, has corporate trust powers and is acting in its fiduciary capacity, or (iii) any other account acceptable to each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Paying Agent, the Securities Administrator or the Master Servicer.

d.            “Eligible Investments” At any time, any one or more of the following obligations and securities:

(i)            obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

(ii)            general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iii)            commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(iv)            certificates of deposit, demand or time deposits, or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody’s is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(v)             guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

(vi)            repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

(vii)           securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody’s, such rating shall be the highest commercial paper rating of Moody’s for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

(viii)          interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

(ix)            short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or following a downgrade, withdrawal, or suspension of such institution’s rating, each account should promptly (and in any case within not more than 10 calendar days) be moved to a qualifying institution or to one or more segregated trust accounts in the trust department of such institution, if permitted unless such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

(x)             such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

e.            “Indemnified Party”:  each Party described in the first sentence of Section 14.07(a) of the Servicing Agreement.

f.            “Qualified Depository”  An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.  Upon a downgrade in the rating of a Qualified Depository at which an Eligible Account is held below the required ratings set forth in the definition of Eligible Account, within 30 days of such downgrade, such account will be transferred to an account meeting the requirements of the definition of Eligible Account; provided, however, that this transfer requirement may be waived by the applicable Rating Agency.

g.            “Remittance Date”  no later than 1:00 p.m., New York time, on the 18th day of each calendar month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

h.            “Remittance Report Date”  The 18th day of each calendar month, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

i.            “Servicing Fee Rate” with respect to each Mortgage Loan that is a fixed rate mortgage loan, 0.25% per annum.  With respect to each Adjustable Rate Mortgage Loan, 0.375% per annum.

(b)            Solely with respect to the Specified Mortgage Loans, the following is hereby inserted as the sixth paragraph of Section 2.01:

“The Servicer shall not take any action if that action would cause a Mortgage Loan not to constitute a “qualfied mortgage” within the meaning of Section 860(G)(a)(3) of the Code.” The Servicer hereby represents and warrants to the Trustee that, to the extent the Mortgage Loans will be part of a REMIC, the Servicer shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) in accordance with the Servicing Agreement, but in no event in a manner that would (a) cause the REMIC to fail or qualify as a REMIC or (b) result in the imposition of a tax upon the REMIC (including, but not limited to, the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).”

(c)            Section 2.01 of the Servicing Agreement is hereby further amended to require the Servicer to provide prior written notice to the Depositor, the Master Servicer and each Rating Agency of any changes it intends to make to its policies and practices related to the modifications of Mortgage Loans prior to its implementation thereof.

(d)            Solely with respect to the Specified Mortgage Loans, the first paragraph of Section 2.04 is amended and restated in its entirety as follows, it being understood that each Trust shall have its own separate Custodial Account:

The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish one or more Custodial Accounts, in the form of time deposit or demand accounts, titled “Saxon Mortgage Services, Inc., in trust for Morgan Stanley Mortgage Loan Trust [insert series designation]”.  The Custodial Account shall be established with a Qualified Depository.  Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law and any amounts therein may be invested in Eligible Investments.  The creation of any Custodial Account shall be evidenced by a certification in the form of Exhibit 2 hereto, in the case of an account established with the Servicer, or by a letter agreement in the form of Exhibit 3 hereto, in the case of an account held by a depository other than the Servicer.  A copy of such certification or letter agreement shall be furnished to the Owner and, upon request, to any subsequent Owner.

(e)            Solely with respect to the Specified Mortgage Loans, the first paragraph of Section 2.09 of the Servicing Agreement is hereby deleted.

(f)            Solely with respect to the Specified Mortgage Loans, the first paragraph of Section 2.15 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Owner, or its designee.  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity.  The Servicer shall ensure that the title to such REO Property references the Agreement and the Owner’s (or its designee's) capacity thereunder.  Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Owner, or its designee, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Owner, or its designee, for the period prior to the sale of such REO Property.  The Servicer shall prepare for and deliver to the Owner, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Owner, or its designee, to comply with the reporting requirements of the REMIC Provisions.  The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date.  The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Owner, or its designee, for filing.

In the event that the Owner, or its designee, acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property as soon as practicable in a manner that maximizes the Liquidation Proceeds thereof, but in no event later than three years after its acquisition by the Owner, or its designee.  In that event, the Owner, or its designee, shall have been supplied with an Opinion of Counsel to the effect that the holding by the Owner, or its designee, of such Mortgaged Property subsequent to a three-year period, if applicable, will not result in the imposition of taxes on “prohibited transactions” of any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time, the Owner, or its designee, may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) after the expiration of such three-year period.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Owner, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Owner, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Owner, or its designee, with respect to the imposition of any such taxes.”

(g)            The reports required under Section 2.17, Section 2.18 and Section 3.02 of the Servicing Agreement will be provided to the Owner and to the Master Servicer in the forms attached to this Assignment.

(h)            Solely with respect to the Specified Mortgage Loans, the first paragraph of Section 3.01 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer, on behalf of the Trustee, (a) all amounts deposited in the Custodial Account for the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), and excluding (i) all amounts attributable to Buydown Funds relating to a future Due Period being held in the Custodial Account and (ii) Monthly Payments relating to a future Due Period being held in the Custodial Account, plus (b) all amounts if any, which the Servicer is obligated to remit pursuant to Section 3.04, plus (c) any amounts attributable to Principal Prepayments received during the Principal Prepayment Period related to that Remittance Date, minus (d) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(viii), and minus (e) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the applicable Remittance Date.”

(i)            Solely with respect to the Specified Mortgage Loans, the first paragraph of Section 3.02 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“Not later than Remittance Report Date of each month, the Servicer shall furnish to the Securities Administrator and the Master Servicer, on behalf of the Trustee, a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the parties as to the accompanying remittance and the Prepayment Period ending in the calendar month related to that Remittance Date, together with a supplemental column reflecting information regarding the Mortgage Loans as of the end of the prior calendar month.”

(j)            Solely with respect to the Specified Mortgage Loans, subsections (a) and (c) of Section 6.01 of the Servicing Agreement are hereby deleted.

(k)            Section 8.01 of the Servicing Agreement is hereby amended to add the Master Servicer as an “Indemnified Party” in accordance with such Section.

(l)            Solely with respect to the Specified Mortgage Loans, Article IX of the Servicing Agreement is hereby deleted.

(m)            Solely with respect to the Specified Mortgage Loans, Section 11.01(b) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

(b)            the failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty (30) days other than with respect to any reporting requirements hereunder, for which such period shall be (i) five (5) days for reporting required under Section 13.14, and (ii) there shall be no grace period for reporting required under Section 4.04, Section 4.05, the last paragraph of Section 13.14, Section 14.04 and Section 14.05 after the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Owner (the date of delivery of such notice, the “Notice Date”) or the date on which the Servicer becomes aware of such failure, whichever is earlier; provided, however, that in the case of a failure that cannot be cured within thirty (30) days after the Notice Date, the cure period may be extended if the Servicer can demonstrate to the reasonable satisfaction of the Owner that the failure can be cured and the Servicer is diligently pursuing remedial action; or

(n)            Solely with respect to the Specified Mortgage Loans, the following is added at the end of the first sentence of the third paragraph of Section 13.05:

“(d) or as necessary to provide the reports required by Section 4.05 of the Pooling and Servicing Agreement.”

(o)            The following paragraph is hereby incorporated into the Servicing Agreement as new Section 13.18:

“Third Party Beneficiary.  For purposes of this Agreement, any master servicer appointed in connection with a Reconstitution by the Owner shall be considered a third party beneficiary to this Agreement (including but not limited to Sections 14.01, 14.03 and 14.04 hereof) with respect to the Specified Mortgage Loans entitled to all the rights and benefits accruing to any master servicer herein with respect to the Specified Mortgage Loans as if it were a direct party to this Agreement.”

(p)            The last paragraph of Section 14.01 of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“The Servicer shall be under no obligation to provide any information (other than the information required under Section 14.04 and Section 14.05 for the preparation of any Form 10-K, any information regarding the Servicer that would be required to be filed on Form 8-K, all of which the Servicer are exempted from the provisions of this paragraph) that any of the Master Servicer, the Securities Administrator, on behalf of the Trustee, or Depositor deem required under Regulation AB if (i) the Servicer does not believe that such information is required under Regulation AB and (ii) the Servicer is not providing such information for securitizations on its own Shelf Registration on Form S-3 (or any Shelf Registration on Form S-3 of any of its Affiliates relating to the same asset type) unless either the Sponsor or Depositor pays all reasonable incremental costs incurred by the Servicer in connection with the preparation and delivery of such information.  The Servicer shall deliver any such information within 15 days of such written request, if such information is quantitative information set forth on, or which may be derived from, information in the Servicer’s databases, or otherwise within a commercially reasonable time taking into account the time required to implement the necessary systems and procedures to produce such information, but in no event later than two (2) Business Days before such information would be required to be filed with the Commission.”

(q)            Section 14.03(d) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Servicer shall (or shall cause each Subservicer to) (i) promptly notify the Owner, any Master Servicer and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Servicer, any Subservicer that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Servicer, any Subservicer and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Owner, Depositor or any of their respective affiliates as a party, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Servicer and (E) the Servicer’s entry into an agreement with a Subcontractor to perform or assist the Servicer with the performance of any of the Servicer’s obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Owner and any Depositor a description of such proceedings, affiliations or relationships.”

(r)            Section 14.03 (f) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“In addition to such information as the Servicer, as servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Servicer or any Subservicer, the Servicer or such Subservicer, as applicable, shall, to the extent the Servicer or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

(i)         any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

(ii)        material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

(iii)       information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as, additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

(s)            The following is inserted as Section 14.03 (g) of the Servicing Agreement:

“The Servicer shall provide to the Owner, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Servicer or any Subservicer or the Servicer or such Subservicer’s performance hereunder.”

(t)            Section 14.04 is hereby amended and restated in its entirety as follows:

“On or before March 15 of each calendar year, commencing in 2008, the Servicer shall deliver to the Owner and any Depositor a statement of compliance addressed to the Owner and such Depositor and signed by an authorized officer of the Servicer, to the effect that (i) a review of the Servicer’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

“In the event that the Servicer fails to timely comply with this Section 14.04, the Depositor shall use its commercially reasonable efforts to obtain written statements or assurances from the Commission, that such failure to provide the required statement of compliance on a timely basis, and a one time additional failure by the Servicer to comply with this Section 14.04, will not result in any adverse effect on the Depositor or its affiliates with respect to any Shelf Registration on Form S-3 of the Depositor or any of its affiliates.  Any costs or expenses incurred by the Depositor or the Master Servicer in obtaining such statement or assurances from the Commission shall be reimbursed to the Depositor by the Servicer.  In the event that the Depositor is unable to receive any such assurances from the Commission after the use of such commercially reasonable efforts of the related year, such failure by the Servicer to comply with this Section 14.04 shall be deemed an Event of Default, automatically  at such time, without notice and without any cure period, and Depositor may, in addition to whatever rights the Depositor may have under Section 8.01 and Section 14.07 of the Servicing Agreement and at law or equity or to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof without compensating the Servicer for the same, as provided in Article 6 of the Servicing Agreement. Such termination shall be considered with cause pursuant to Section 6.01(a) of the Servicing Agreement.  This paragraph shall supersede any other provision in this Agreement or any other agreement to the contrary.”

(u)            Section 14.05(a)(iv) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Owner, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a “Sarbanes Certification”) required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Servicer, in the form attached hereto as Exhibit I.  In addition to providing the Sarbanes Certification, the Servicer shall also cooperate with the Depositor and provide such additional information as the Depositor may reasonably request with respect thereto.”

(v)            The third sentence of Section 14.06(a) is amended to require the Servicer to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Servicing Agreement: Section 14.02, Section 14.03(c), (e), (f) and (g), Section 14.04, Section 14.05, Section 14.06(a) and Section 14.07.

(w)            The last sentence of the second paragraph of Section 14.06(b) is amended to require the Servicer to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under Section 14.05.

(x)            Section 14.07(a)(ii) of the Servicing Agreement is hereby amended and restated in its entirety as follows:

“(ii)                    any breach by the Servicer under this Section 14, including particularly any failure by the Servicer, any Subservicer, any Subcontractor to deliver any information, report, certification, accountants’ letter or other material when and as required, under this Article II, including any failure by the Servicer to identify pursuant to Section 14.06(b)

any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB;”

(y)            The word “or” is added at the end of Section 14.07(a)(iii) of the Servicing Agreement, and the following is inserted to Section 14.07(a) of the Servicing Agreement:

“(iv)                    bad faith or willful misconduct of the Company in connection with its performance under this Article II.

(z)            Section 14.07(a) is hereby amended by deleting the penultimate paragraph thereof.

(aa)           The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 14.07(b)(i) of the Servicing Agreement:

“(and if the Servicer is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)”

(bb)           Schedule I to the Servicing Agreement is hereby replaced in its entirety with the Amended and Restated Schedule I attached to this Assignment as Exhibit II.

(cc)           All assessments, reports and certifications required to be delivered by the Servicer this Assignment shall include the Master Servicer as an addressee, and the Master Servicer shall be entitled to rely upon all such assessments, reports and certifications.

(dd)           Written notice provided in compliance with Sections 14.03(d), (e) or (f) of the Servicing Agreement shall be substantially in the form of Exhibit III to this Agreement.

7.	Notices

The Depositor’s address for purposes for all notices and correspondence related to the Specified Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Capital I Inc.
1585 Broadway
New York, New York 10036
Attention:  Morgan Stanley Mortgage Loan Trust [insert series designation]

The Trustee’s address for purposes for all notices and correspondence related to the Specified Mortgage Loans, this Assignment and the Servicing Agreement is :

LaSalle Bank National Association
135 South LaSalle Street, Suite 1511
Chicago, Illinois 60603
Attention: Global Securities and Trust Services [insert series designation]

The Owner’s address for purposes for all notices and correspondence related to the Mortgage Loans, this Assignment and the Servicing Agreement is :

Morgan Stanley Mortgage Capital Holdings LLC
1221 Avenue of the Americas
New York, New York 10020
Attention: Morgan Stanley Mortgage Loan Trust [insert series designation]

With a copy to:

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036
Attention: General Counsel’s Office

The Servicer’s address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment is :

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas 76137
Attention:  David Dill, President
Fax:  (817) 665-7509

with a copy to:

Saxon Mortgage Services, Inc.
4708 Mercantile Drive
Fort Worth, Texas 76137
Attention: Legal Department
Fax: (817) 665-7624

8.	Continuing Effect

Except as contemplated by this Assignment, the Servicing Agreement shall remain in full force and effect in accordance with its terms.

9.	Governing Law

This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

10.	Counterparts

This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

11.	Definitions

Any capitalized term used but not defined in this Assignment has the same meaning as in the Servicing Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

Owner	The Trusts
Morgan Stanley Mortgage Capital Holdings LLC	BY: LaSalle Bank National Association, as trustee of each of the trusts set forth on schedule 1 hereto
__________________________________	__________________________________
By: ____________________________	By: ____________________________
Its: ____________________________	Its: ____________________________
Taxpayer Identification Number:

Servicer
Saxon Mortgage Services, Inc.
__________________________________
By: ____________________________
Its: ____________________________
Taxpayer Identification Number:

Acknowledged and Agreed:

Morgan Stanley Capital I Inc.	Wells Fargo Bank, National Association, as Master Servicer
__________________________________	__________________________________
By: ____________________________	By: ____________________________
Its: ____________________________	Its: ____________________________
Taxpayer Identification Number: ____________

SCHEDULE 1

THE TRUSTS

Transaction Name	Servicing Transfer Date	Pooling and Servicing Agreement	Cut-off Date	Transaction Closing Date	For Further Credit To
Morgan Stanley Mortgage Loan Trust 2006-1AR	January 7, 2008	The Pooling and Servicing Agreement, dated as of January 1, 2006 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	January 1, 2006	January 31, 2006	50890500, MSM 2006-1AR
Morgan Stanley Mortgage Loan Trust 2006-13ARX	January 7, 2008	The Pooling and Servicing Agreement, dated as of September 1, 2006 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	September 1, 2006	September 29, 2006	50949300, MSM 2006-13ARX
Morgan Stanley Mortgage Loan Trust 2006-15XS	January 7, 2008	The Pooling and Servicing Agreement, dated as of October 1, 2006 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	October 1, 2006	October 31, 2006	50955000, MSM 2006-15XS
Morgan Stanley Mortgage Loan Trust 2006-16AX	January 7, 2008	The Pooling and Servicing Agreement, dated as of October 1, 2006 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	October 1, 2006	October 31, 2006	50955100, MSM 2006-16AX
Morgan Stanley Mortgage Loan Trust 2006-17XS	January 7, 2008	The Pooling and Servicing Agreement, dated as of December 1, 2006 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	December 1, 2006	December 28, 2006	50973800, MSM 2006-17XS
Morgan Stanley Mortgage Loan Trust 2007-8XS	January 7, 2008	The Pooling and Servicing Agreement, dated as of May 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	May 1, 2007	May 31, 2007	53153400, MSM 2007-8XS
Morgan Stanley Mortgage Loan Trust 2007-10XS	January 7, 2008	The Pooling and Servicing Agreement, dated as of June 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	June 1, 2007	June 29, 2007	53158300, MSM 2007-10XS
Morgan Stanley Mortgage Loan Trust 2007-11AR	January 7, 2008	The Pooling and Servicing Agreement, dated as of June 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	June 1, 2007	June 29, 2007	53158400, MSM 2007-11AR
Morgan Stanley Mortgage Loan Trust 2007-12	January 7, 2008	The Pooling and Servicing Agreement, dated as of July 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	July 1, 2007	July 31, 2007	53170400, MSM 2007-12
Morgan Stanley Mortgage Loan Trust 2007-13	January 7, 2008	The Pooling and Servicing Agreement, dated as of September 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	September 1, 2007	September 28, 2007	53179400, MSM 2007-13
Morgan Stanley Mortgage Loan Trust 2007-15AR	January 7, 2008	The Pooling and Servicing Agreement, dated as of November 1, 2007 by and among the Depositor, the Master Servicer and Securities Administrator, and the Trustee	November 1, 2007	November 30, 2007	53188900, MSM 2007-15AR

1

SCHEDULE 2

SPECIFIED MORTGAGE LOAN SCHEDULE

1

SCHEDULE 3

ASSIGNMENT ASSUMPTION AND RECOGNITION AGREEMENTS

Transaction Name	Assignment Agreement
Morgan Stanley Mortgage Loan Trust 2006-1AR	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of January 1, 2006
Morgan Stanley Mortgage Loan Trust 2006-13ARX	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of September 1, 2006
Morgan Stanley Mortgage Loan Trust 2006-15XS	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of October 1, 2006
Morgan Stanley Mortgage Loan Trust 2006-16AX	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of October 1, 2006
Morgan Stanley Mortgage Loan Trust 2006-17XS	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of December 1, 2006
Morgan Stanley Mortgage Loan Trust 2007-8XS	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of May 1, 2007
Morgan Stanley Mortgage Loan Trust 2007-10XS	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of June 1, 2007
Morgan Stanley Mortgage Loan Trust 2007-11AR	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of June 1, 2007
Morgan Stanley Mortgage Loan Trust 2007-12	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of July 1, 2007
Morgan Stanley Mortgage Loan Trust 2007-13	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of September 1, 2007
Morgan Stanley Mortgage Loan Trust 2007-15AR	The Assignment Assumption and Recognition Agreement with GMAC as servicer dated as of November 1, 2007

1

Exhibit IIA: Standard File Layout – Delinquency Reporting

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY
FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY

2

FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2
If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY

3

POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)
VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number

4

NOD_DATE		MM/DD/YYYY
NOI_DATE		MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE		MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE		MM/DD/YYYY
REO_SALES_PRICE		Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement	Number

5

Exhibit IIB:Standard File Codes – Delinquency Reporting
The Loss Mit Type field should show the approved Loss Mitigation Code as follows:
•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale
•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:
•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

6

Exhibit IIB:Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

7

Exhibit IIB:Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

8

Exhibit IIC:Standard File Layout – Master Servicing

Exhibit 1: Layout
Column Name	Description	Decimal	Format Comment	Max Size
Each file requires the following fields:
SER_INVESTOR_NBR	A value assigned by the Servicer to define a group of loans.		Text up to 20 digits	20
LOAN_NBR	A unique identifier assigned to each loan by the investor.		Text up to 10 digits	10
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR.		Text up to 10 digits	10
SCHED_PAY_AMT	Scheduled monthly principal and scheduled interest payment that a borrower is expected to pay, P&I constant.	2	No commas(,) or dollar signs ($)	11
NOTE_INT_RATE	The loan interest rate as reported by the Servicer.	4	Max length of 6	6
NET_INT_RATE	The loan gross interest rate less the service fee rate as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_RATE	The servicer's fee rate for a loan as reported by the Servicer.	4	Max length of 6	6
SERV_FEE_AMT	The servicer's fee amount for a loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_PAY_AMT	The new loan payment amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
NEW_LOAN_RATE	The new loan rate as reported by the Servicer.	4	Max length of 6	6
ARM_INDEX_RATE	The index the Servicer is using to calculate a forecasted rate.	4	Max length of 6	6
ACTL_BEG_PRIN_BAL	The borrower's actual principal balance at the beginning of the processing cycle.	2	No commas(,) or dollar signs ($)	11
ACTL_END_PRIN_BAL	The borrower's actual principal balance at the end of the processing cycle.	2	No commas(,) or dollar signs ($)	11
BORR_NEXT_PAY_DUE_DATE	The date at the end of processing cycle that the borrower's next payment is due to the Servicer, as reported by Servicer.		MM/DD/YYYY	10
SERV_CURT_AMT_1	The first curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_1	The curtailment date associated with the first curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_1	The curtailment interest on the first curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_AMT_2	The second curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_2	The curtailment date associated with the second curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_ AMT_2	The curtailment interest on the second curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11

1

Exhibit 1:Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
SERV_CURT_AMT_3	The third curtailment amount to be applied.	2	No commas(,) or dollar signs ($)	11
SERV_CURT_DATE_3	The curtailment date associated with the third curtailment amount.		MM/DD/YYYY	10
CURT_ADJ_AMT_3	The curtailment interest on the third curtailment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
PIF_AMT	The loan "paid in full" amount as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PIF_DATE	The paid in full date as reported by the Servicer.		MM/DD/YYYY	10
ACTION_CODE	The standard FNMA numeric code used to indicate the default/delinquent status of a particular loan.		Action Code Key: 15=Bankruptcy, 30=Foreclosure, , 60=PIF, 63=Substitution, 65=Repurchase,70=REO	2
INT_ADJ_AMT	The amount of the interest adjustment as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
SOLDIER_SAILOR_ADJ_AMT	The Soldier and Sailor Adjustment amount, if applicable.	2	No commas(,) or dollar signs ($)	11
NON_ADV_LOAN_AMT	The Non Recoverable Loan Amount, if applicable.	2	No commas(,) or dollar signs ($)	11
LOAN_LOSS_AMT	The amount the Servicer is passing as a loss, if applicable.	2	No commas(,) or dollar signs ($)	11
Plus the following applicable fields:
SCHED_BEG_PRIN_BAL	The scheduled outstanding principal amount due at the beginning of the cycle date to be passed through to investors.	2	No commas(,) or dollar signs ($)	11
SCHED_END_PRIN_BAL	The scheduled principal balance due to investors at the end of a processing cycle.	2	No commas(,) or dollar signs ($)	11
SCHED_PRIN_AMT	The scheduled principal amount as reported by the Servicer for the current cycle -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
SCHED_NET_INT	The scheduled gross interest amount less the service fee amount for the current cycle as reported by the Servicer -- only applicable for Scheduled/Scheduled Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_PRIN_AMT	The actual principal amount collected by the Servicer for the current reporting cycle -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
ACTL_NET_INT	The actual gross interest amount less the service fee amount for the current reporting cycle as reported by the Servicer -- only applicable for Actual/Actual Loans.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ AMT	The penalty amount received when a borrower prepays on his loan as reported by the Servicer.	2	No commas(,) or dollar signs ($)	11
PREPAY_PENALTY_ WAIVED	The prepayment penalty amount for the loan waived by the servicer.	2	No commas(,) or dollar signs ($)	11

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Exhibit 1: Continued	Standard Loan Level File Layout
Column Name	Description	Decimal	Format Comment	Max Size
MOD_DATE	The Effective Payment Date of the Modification for the loan.		MM/DD/YYYY	10
MOD_TYPE	The Modification Type.		Varchar – value can be alpha or numeric	30
DELINQ_P&I_ADVANCE_AMT	The current outstanding principal and interest advances made by Servicer.	2	No comma(,) or dollar signs ($)	11
BREACH_FLAG	Flag to indicate if the repurchase of a loan is due to a breach of Representations and Warranties		Y=Breach N=NO Breach Let blank if N/A	1

With respect to each Mortgage Loan that has been modified during the related Due Period, this report shall also include, in a form mutually acceptable to the Servicer and the Master Servicer, the following information:

1.	The number of Mortgage Loans that had loan modifications;
2.	The date of each loan modification; and
3.	The amount of principal and interest forgiveness with respect to each loan modification.

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Exhibit 2:  Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT
For Month Ended: mm/dd/yyyy	Servicer Name:
Prepared by:	Investor Nbr:

Section 1.  Remittance and Ending Balances – Required Data
Beginning Loan Count	Ending Loan Count	Total Monthly Remittance Amo.	Total Ending Unpaid Principal Balance	Total Monthly Principal Balance
0	0	$0.00	$0.00	$0.00

Principal Calculation
1.	Monthly Principal Due	+ $0.00
2.	Current Curtailments	+ $0.00
3.	Liquidations	+ $0.00
4.	Other (attach explanation)	+ $0.00
5.	Principal Due	$0.00
6.	Interest (reported “gross”)	+ $0.00
7.	Interest Adjustments on Curtailments	+ $0.00
8.	Servicing Fees	− $0.00
9.	Other Interest (attach explanation)	+ $0.00
10.	Interest Due (need to subtract ser fee)	+ $0.00
Remittance Calculation
11.	Total Principal and Interest Due (lines 5+10)	+ $0.00
12.	Reimbursement of Non-Recoverable Advances	− $0.00
13.	Total Realized Gains	+ $0.00
14.	Total Realized Losses	− $0.00
15.	Total Prepayment Penalties	+ $0.00
16.	Total Non-Supported Compensating Interest	− $0.00
17.	Other (attach explanation)	$0.00
18.	Net Funds Due on or before Remittance Date	$ $0.00

Section 2. Delinquency Report – Optional Data for Loan Accounting
Installments Delinquent
Total No. of Loans	Total No. of Delinquencies	30- Days	60- Days	90 or more Days	In Foreclosure (Optional)	Real Estate Owned (Optional)	Total Dollar Amount of Delinquencies
0	0	0	0	0	0	0	$0.00

Section 3. REG AB Summary Reporting – REPORT ALL APPLICABLE FIELDS
REG AB FIELDS	Loan Count	Balance
Prepayment Penalty Amt	0	$0.00
Prepayment Penalty Amt Waived	0	$0.00
Delinquency P&I Amount	0	$0.00

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Exhibit IID : Calculation of Realized Loss/Gain Form 332– Instruction Sheet
NOTE:  Do not net or combine items.  Show all expenses individually and all credits as separate line items.  Claim packages are due on the remittance report date.  Late submissions may result in claims not being passed until the following month.  The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.
The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.
The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

3.
Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

4-12.	Complete as applicable. Required documentation:
*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty.  Advances prior to default require evidence of servicer efforts to recover advances.
 *  For escrow advances - complete payment history
    (to calculate advances from last positive escrow balance forward)
*  Other expenses -  copies of corporate advance history showing all payments
*  REO repairs > $1500 require explanation
*  REO repairs >$3000 require evidence of at least 2 bids.
*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate
*  Unusual or extraordinary items may require further documentation.
13.	The total of lines 1 through 12.
Credits:

14-21.	Complete as applicable. Required documentation:
* Copy of the HUD 1 from the REO sale.  If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
   Letter of Proceeds Breakdown.
*  Copy of EOB for any MI or gov't guarantee
*  All other credits need to be clearly defined on the 332 form
22.	The total of lines 14 through 21.

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

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Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

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Exhibit IIE:Calculation of Realized Loss/Gain Form 332

Prepared by: __________________                                                                                                 Date: _______________
Phone:  ______________________   Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

Liquidation Type: REO Sale                                                                 3rd Party Sale                                 Short Sale                       Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown                        Yes              No
If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________	(1)
(2)	Interest accrued at Net Rate	________________	(2)
(3)	Accrued Servicing Fees	________________	(3)
(4)	Attorney's Fees	________________	(4)
(5)	Taxes (see page 2)	________________	(5)
(6)	Property Maintenance	________________
	(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________	(7)
(8)	Utility Expenses	________________	(8)
(9)	Appraisal/BPO	________________	(9)
(10)	Property Inspections	________________
	(10)
(11)	FC Costs/Other Legal Expenses	________________	(11)
(12)	Other (itemize)	________________	(12)
	Cash for Keys__________________________	________________	(12)
	HOA/Condo Fees_______________________	________________	(12)
	______________________________________	________________	(12)

	Total Expenses	$ _______________	(13)
Credits:
(14)	Escrow Balance	$ _______________	(14)
(15)	HIP Refund	________________
	(15)

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(16)	Rental Receipts	________________	(16)
(17)	Hazard Loss Proceeds	________________
	(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________
	(18a) HUD Part A
		________________	(18b)

	HUD Part B
(19)	Pool Insurance Proceeds	________________
	(19)
(20)	Proceeds from Sale of Acquired Property	________________
	(20)
(21)	Other (itemize)	________________	(21)
	_________________________________________	________________	(21)

	Total Credits	$________________	(22)
Total Realized Loss (or Amount of Gain)		$________________	(23)

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Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

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EXHIBIT III

Additional Disclosure Notification

Wells Fargo Bank, N.A. as [Securities Administrator and Master Servicer]
9062 Old Annapolis Road
Columbia, Maryland 21045
Fax: (410) 715-2380
E-mail:  cts.sec.notifications@wellsfargo.com
Attn:  Corporate Trust Services – MSM 2007-14AR - SEC REPORT PROCESSING

RE:  **Additional Form [  ] Disclosure**Required

Ladies and Gentlemen:

In accordance with Section [  ] of the Servicing Agreement, dated as of [date], as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2007 among Morgan Stanley Capital I Inc., as Depositor, Saxon Mortgage Services, Inc., Wells Fargo Bank, National Association, as Master Servicer, and LaSalle Bank National Association as Trustee, the Undersigned hereby notifies you that certain events have come to our attention that [will][may] need to be disclosed on Form [ ].

Description of Additional Form [ ] Disclosure:

List of Any Attachments hereto to be included in the Additional Form [ ] Disclosure:

Any inquiries related to this notification should be directed to [   ], phone number:  [   ]; email address:  ☐.

[NAME OF PARTY] as [role] By: __________________ Name: Title:

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EXHIBIT IV

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria”;

Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
General Servicing Considerations
	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X
1122(d)(1)(i)
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than three business days following receipt, or such other number of days specified in the transaction agreements.
X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
X
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.
X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.   Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	X
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122(d)(4)(iv)
Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than three business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.
X
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
X
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
X
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
X
1122( d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	X

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Servicing Criteria		Applicable Servicing Criteria
Reference	Criteria
1122( d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.
X
1122( d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
X
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

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